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                                                                    EXHIBIT 23.3

                            MCGLADREY & PULLEN, LLP
                            ------------------------

                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Amendment of the Registration Statement originally filed August 16, 1995 on Form S-4 of our report dated August 13, 1993 which appears in the annual report of Form 10-K of Charter Federal Savings Bank and subsidiaries and to the reference of our firm under the caption "Experts" for the year ended June 30, 1993.

MCGLADREY & PULLEN, LLP

/S/ MCGLADREY & PULLEN, LLP

Charlotte, North Carolina

October 25, 1995